UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
October 27, 2006

WHERIFY WIRELESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24001	76-0552098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Bridge Parkway, Suite 201, Redwood Shores, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code
(650) 551-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ÿ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ÿ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ÿ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ÿ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 27, 2006, the stockholders of Wherify Wireless, Inc. (the “Company”), upon the recommendation of the Board of Directors of the Company, approved an amendment to the Company’s 2004 Stock Option Plan (the “Plan”). The amendment provides for an increase in the numbers of shares of the Company’s common stock authorized for issuance under the Plan by 7,600,000 shares and deletes a provision providing for an automatic annual increase in the number of shares reserved for issuance under the Plan. The approved 2004 Stock Plan Amendment does not otherwise modify the rights and preferences of any class or series of authorized capital stock. The foregoing description is qualified in its entirety by the Plan, as amended, which is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events

On October 27, 2006, the stockholders of Wherify Wireless, Inc. (the “Company”), upon the recommendation of the Board of Directors of the Company, approved an amendment to the Company’s Certificate of Incorporation to increase the authorized numbers of shares of the Company’s common stock by 100 million shares.

On October 27, 2006, the stockholders of Wherify Wireless, Inc. (the “Company”), upon the recommendation of the Audit Committee of the Board of Directors of the Company, ratified the appointment of Malone & Bailey, PC to audit the financial statements of the Company for the fiscal year ending June 30, 2007.

On November 2, 2006 Wherify Wireless, Inc. (the “Company”) closed its direct offering of 16,800,000 shares of common stock of the Company. The direct offering was made pursuant to an effective registration statement previously filed with the Securities and Exchange Commission, which was declared effective on August 8, 2006. The Company raised gross proceeds of approximately $4.2 million through the sale of approximately 16.6 million shares in the aggregate. A press release announcing the closing of the direct offering of common stock was issued on November 2, 2006, which is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Exhibit Title

99.1	2004 Stock Option Plan, as amended to date.
99.2	Press Release dated November 2, 2006.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

WHERIFY WIRELESS, INC.

Date: November 2, 2006	By:	/s/ Mark E. Gitter

Name: Mark E. Gitter Title: Chief Financial Officer and Treasurer

Exhibit Index

Exhibit	Exhibit Title

99.1	2004 Stock Option Plan, as amended to date.
99.2	Press Release dated November 2, 2006.